SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 4, 2000
Date of Report (Date of earliest event reported):

INSpire Insurance Solutions, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-23005 (Commission file number)	75-2595937 (IRS employer identification no.)

300 Burnett Street
Fort Worth, Texas 76102-2799
(Address and zip code of principal executive offices)

(817) 348-3900
Registrant's telephone number, including area code:

N/A
(Former Name or Former Address, if changed Since Last Report)

Item 5.          Other Events

          On April 28, 2000, the Board of Directors (the "Board") of INSpire Insurance Solutions, Inc., a Texas corporation (the "Company"), rescinded the Second Amendment (the "Amendment") to the Amended and Restated Bylaws of the Company. The Amendment was adopted by the Board on March 23, 2000. The Company disclosed the Amendment in a Form 8-K filed with the Securities and Exchange Commission on March 23, 2000.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSPIRE INSURANCE SOLUTIONS

By:	/S/ JEFFREY W. ROBINSON _______________________________ Jeffrey W. Robinson President, Chief Operating Officer and Director

 Date:     May 4, 2000